UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MARCH 1, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                      000-52782                 90-0335743
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                       17314 STATE HIGHWAY 249, SUITE 306
                              HOUTSON, TEXAS 77064
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (281) 469-5990
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on March 1, 2009, the Board of Directors of Mainland Resources, Inc., a Nevada corporation (the "Company"), authorized the execution of a one-year contract for public relations (the "Public Relations Agreement") with VorticomInc. ("Vorticom"). In accordance with the terms and provisions of the Public Relations Agreement: (i) Vorticom shall perform certain duties as outlined in a public relations plan including, but not limited to, drafting of releases, creation of editorial opportunities in media, performance of ancillary marketing services, work with investors relations partners and engage in other marketing communications activities; (ii) the Company shall issue to Vorticom 10,000 shares of its restricted common stock over a one-year period, with the first issuance of 2,500 shares as of March 1, 2009 and the remaining 2,500 shares on a quarterly basis at the end of each quarter during the term of the Public Relations Agreement; (iii) the Company shall pay to Vorticom a monthly fee of $5,000 plus a $500 monthly media services fee; and (iv) the Company shall issue to Vorticom an additional 1,000 shares of its restricted common stock up to a maximum of 15,000 shares upon the placement of each earned national media placement featuring the Corporation.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    EX-10.1 - Contract for Public Relations for Mainland Resources Inc. dated
              February 27, 2009 effective March 1, 2009.












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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAINLAND RESOURCES, INC.


DATE: March 4, 2009


                                        /s/ MICHAEL J. NEWPORT
                                        ________________________________________
                                        NAME: Michael J. Newport
                                        TITLE: President/Chief Executive Officer


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